EXHIBIT 21.1     SUBSIDIARIES OF THE REGISTRANT

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                                                                                                     % of Voting
                                                                                                     Securities
                                                                           Jurisdiction of        Held at December
                                                                           Incorporation or              31,
Name of Corporation                                                          Organization             2004 (1)
-----------------------------------                                        ----------------         ----------

Amcorp, Inc.                                                           Delaware                           100%
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     ASC Holdings, Inc.                                                Utah                               100%
     Amalgamated Research, Inc.                                        Idaho                              100%

Andrews County Holdings, Inc.                                          Delaware                           100%
     Waste Control Specialists LLC                                     Delaware                           100%
       Greenhill Technologies LLC                                      Delaware                            50%
       Tecsafe LLC                                                     Delaware                           100%

Kronos Worldwide, Inc. (2)                                             Delaware                            46%

NL Industries, Inc. (2), (3)                                           New Jersey                          62%
    CompX Group, Inc. (4)                                              Delaware                            82%
      CompX International Inc. (5)                                     Delaware                            83%

Tremont LLC (2), (3)                                                   Delaware                           100%
     TRECO L.L.C.                                                      Nevada                             100%
       Basic Management, Inc.                                          Nevada                              32%
         The Landwell Company LP                                       Delaware                            50%
       The Landwell Company LP                                         Delaware                            12%
     TRE Holding Corporation                                           Delaware                           100%
       TRE Management Company                                          Delaware                           100%
     Tremont Colorado Corporation                                      Delaware                           100%
     Tall Pines Insurance Company                                      Vermont                            100%
     Titanium Metals Corporation (2) - (6)                             Delaware                            40%

Valcor, Inc.                                                           Delaware                           100%
     Medite Corporation                                                Delaware                           100%

Impex Realty Holding, Inc.                                             Delaware                           100%
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(1)  Held by the Registrant or the indicated subsidiary of the Registrant.

(2) Subsidiaries of Kronos are incorporated by reference to Exhibit 21.1 of Kronos' Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 333-100047). NL owns an additional 37% of Kronos directly, Tremont LLC owns an additional 11% of Kronos directly and a subsidiary of TIMET owns an additional .1% of Kronos directly.

(3) Subsidiaries of NL are incorporated by reference to Exhibit 21.1 of NL's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 1-640). Tremont LLC owns an additional 21% of NL directly and a subsidiary of TIMET owns an additional .5% of NL directly.

(4)  Titanium Metals Corporation ("TIMET") owns the other 18% of CompX Group.

(5) Subsidiaries of CompX are incorporated by reference to Exhibit 21.1 of CompX's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 1-13905). TIMET owns an additional 2% of CompX International directly.

(6) Subsidiaries of TIMET are incorporated by reference to Exhibit 21.1 of TIMET's Annual Report on Form 10-K for the year ended December 31, 2004 (File No. 0-28538). The Registrant owns an additional 1% of TIMET directly.